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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 5, 2004
                                                         ---------------

                            ALAMOSA (DELAWARE), INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 5-58523           75-2843707
          --------                 -------           ----------
(STATE OR OTHER JURISDICTION     (COMMISSION      (I.R.S. EMPLOYER
      OF INCORPORATION)         FILE NUMBER)     IDENTIFICATION NO.)


                     5225 S. Loop 289, Lubbock, Texas 79424
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                             -------------

                         ------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

     Alamosa Holdings, Inc. is filing its financial statements for the fiscal year ended December 31, 2002, which have been updated by the inclusion of a new footnote and an updated auditor's report. The financial statements are attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits

    99.1     Index to Consolidated Financial Statements
             Report of Independent Auditors
             Consolidated Balance Sheets as of December 31, 2002 and
              December 31, 2001
             Consolidated Statements of Operations for the years ended
              December 31, 2002, 2001 and 2000
             Consolidated Statements of Stockholder's Equity for the period from December 31, 1999 to December 31, 2002
             Consolidated Statements of Cash Flows for the years ended
              December 31, 2002, 2001 and 2000
             Notes to Consolidated Financial Statements
             Report of Independent Auditors on Consolidated Financial
              Statement Schedule
             Consolidated Valuation and Qualifying Accounts






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 5, 2004

                                          ALAMOSA (DELAWARE), INC.


                                          By /s/ Kendall W. Cowan
                                             ---------------------------------
                                             Name:  Kendall W. Cowan
                                             Title: Chief Financial Officer





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                                  EXHIBIT INDEX

99.1     Index to Consolidated Financial Statements
         Report of Independent Auditors
         Consolidated Balance Sheets as of December 31, 2002 and
          December 31, 2001
         Consolidated Statements of Operations for the years ended
          December 31, 2002, 2001 and 2000
         Consolidated Statements of Stockholder's Equity for the period from December 31, 1999 to December 31, 2002
         Consolidated Statements of Cash Flows for the years ended
          December 31, 2002, 2001 and 2000
         Notes to Consolidated Financial Statements
         Report of Independent Auditors on Consolidated Financial
          Statement Schedule
         Consolidated Valuation and Qualifying Accounts